                                                                     Exhibit 4.1

Edwards Lifesciences                                SHARES
Corporation                   [Edwards Logo]

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE                                       CUSIP 28176E 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NY AND JERSEY CITY, NJ
THIS CERTIFIES THAT

IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                   ONE DOLLAR ($1) EACH OF THE COMMON STOCK of Edwards Lifesciences Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

Facsimile Signature                     Facsimile Signature
    Secretary                         Chief Executive Officer

Countersigned and Registered:
FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                          TRANSFER AGENT
                                           AND REGISTRAR
BY                                                               [PHOTO]

                                    AUTHORIZED SIGNATURE
[ART]

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                       Edwards Lifsciences Corporation

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
      JT TEN - as joint tenants with the
               right of survivorship and not
               as tenants in common

     UNIF GIFT MIN ACT -_______________________ Custodian _________________
                                 (Cust)                       (Minor)

                        under Uniform Gifts to Minors Act

                        Act __________________________
                                    (State)

     UNIF TRF MIN ACT -_________________ Custodian (until age_________________)
                            (Cust)

                       _________________ under Uniform Transfers
                             (Minor)

                        to Minors Act _______________________
                                               (State)

       Additional abbreviations may be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto


    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE)

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_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ________________________

                                   X
                                  ---------------------------------------------
                                   X
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                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.





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         SIGNATURE GUARANTEED

THE SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL
BANK OR STOCK BROKER AFFILIATED WITH ONE OF THE
MAJOR STOCK EXCHANGES.

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Rights Agreement between Edwards Lifesciences Corporation (the "Company") and Equiserve Trust Company, N.A. (the "Rights Agent") dated as of March 31, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.